SUPPLEMENT TO THE CLASS A AND CLASS C PROSPECTUS
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Small Cap Fund (formerly Wells Fargo Intrinsic Small Cap Value Fund) (the “Fund”)
Effective immediately, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.75%	0.75%
Total Annual Fund Operating Expenses	1.60%	2.35%
Fee Waivers	(0.37)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	1.23%	1.98%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.23% for Class A and 1.98% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$693	$301	$201
3 Years	$981	$661	$661
5 Years	$1,328	$1,186	$1,186
10 Years	$2,305	$2,628	$2,628
Effective immediately, the Fund’s Average Annual Total Returns table in the section entitled “Fund Summary - Performance” is hereby replaced with the following:

Average Annual Total Returns for the periods ended 12/31/2019 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	3/31/2008	20.45%	5.22%	9.56%
Class A (after taxes on distributions)	3/31/2008	18.53%	4.83%	9.35%
Class A (after taxes on distributions and the sale of Fund Shares)	3/31/2008	13.26%	4.03%	7.86%
Class C (before taxes)	3/31/2008	25.83%	5.67%	9.38%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)[1]		25.52%	8.23%	11.83%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)		22.39%	6.99%	10.56%
1.	The Fund has changed its benchmark from the Russell 2000® Value Index to the Russell 2000® Index to more accurately reflect the strategy of the Fund.
Effective immediately, the sections entitled “Fund Summary - Purchase and Sale of Fund Shares” and “Fund Summary - Tax Information” are hereby replaced with the following:
Purchase and Sale of Fund Shares
In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Minimum Investments	To Buy or Sell Shares

Minimum Initial Investment
Regular Accounts: $1,000
IRAs, IRA Rollovers, Roth IRAs: $250
UGMA/UTMA Accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Minimum Additional Investment
Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100
UGMA/UTMA Accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Mail: Wells Fargo Funds P.O. Box 219967 Kansas City, MO 64121-9967 Online: wfam.com Phone or Wire: 1-800-222-8222 Contact your financial professional.
Tax Information
Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

February 16, 2021	SCR021/P201SP3